1 FOURTH AMENDMENT TO THE CHURCHILL DOWNS INCORPORATED 2005 DEFERRED COMPENSATION PLAN (As Amended as of December 1, 2008) WHEREAS, Churchill Downs Incorporated (the “Company”) maintains the 2005 Churchill Downs Incorporated Deferred Compensation Plan, as amended as of December 1, 2008 (the “Plan”) for the benefit of its eligible employees; and WHEREAS, effective January 1, 2022, the Company deems it necessary and desirable to amend the Plan to provide for Class Year Accounts for which non-employee Directors will be permitted to make separate distribution elections; and WHEREAS, this Fourth Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment; NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 9.1 Amendment or Termination of the Plan, the Plan is hereby amended in the following respects, effective January 1, 2022: 1. Section 2.1 is hereby amended to revise the introductory phrase appearing before subsection (1) thereto, to read as follows: “Account” means the Participant’s In-Service Account, Distribution Account, Transferred Account and Class Year Accounts which are bookkeeping accounts established on the Company’s records showing the amount of the Participant’s accrued: 2. A new Section 2.5A is hereby added to the Plan to read as follows: “Class Year Account” means an account established for a Participant for each calendar year, commencing with the 2022 calendar year (for example, for the 2022 calendar year, the account shall be known as the 2022 Class Year Account, for the 2023 calendar year, the account shall be known as the 2023 Class Year Account, and so on) to which all Participant deferrals attributable to such calendar year shall be credited. 3. Section 3.4 is hereby amended to add two new sentences immediately following the second sentence of such section, which new sentences shall read as follows: Notwithstanding any provisions of this Plan to the contrary, effective with respect to deferral elections that apply to deferrals for calendar year 2022, and for each calendar year thereafter, each Director who is a Participant in the Plan must make a new deferral election and a new distribution election for each such calendar year, with such deferrals to be placed in the Participant’s applicable Class Year Account for such calendar year. A distribution election form for a particular calendar year/Class Year Account must be filed and become irrevocable within the same time period that the associated deferral election for such calendar year/Class Year Account must be filed and become irrevocable.

2 4. Section 4.11 is hereby amended to delete the sentence contained therein which currently reads “A sub-account, referred to as a “Stock Account” shall be established in the name of each Director who makes a Stock Election, and such sub-account shall be included in the Participant’s Distribution Account and shall be administered in accordance with procedures established by the Committee” and replace it with a new sentence which shall read as follows: A sub-account, referred to as a “Stock Account” shall be established in the name of each Director who makes a Stock Election, and such sub-account shall be included in the Participant’s Distribution Account or applicable Class Year Account, and shall be administered in accordance with procedures established by the Committee. 5. Section 5.1 is hereby amended to revise the first paragraph thereto to read as follows: Plan Distribution Elections. Each Participant shall complete a distribution election with respect to his or her Distribution Account, Transferred Account, In-Service Distribution Account and each Class Year Account. Except as otherwise expressly provided herein, amounts credited to a Participant’s Account shall be paid to the Participant in accordance with the Participant’s distribution election; provided, however, that if on the elected distribution date, any notional investment gains or losses cannot then be determined, such distribution shall be delayed until such accounting can be completed but in no event shall such payment be made later than sixty (60) days following such Participant’s distribution election date. Distribution elections [a] shall be in writing on forms approved by the Committee, [b] in the case of the In-Service Distribution Account, shall specify a distribution date in accordance with Section 5.2, [c] shall specify the form of distribution in accordance with Section 5.3, [d] except with respect to Class Year Accounts, shall be filed with the Company upon first becoming eligible to participate in the Plan, and [e] with respect to Class Year Accounts, shall be filed in accordance with the requirements set forth in Section 3.4 and shall specify the time and form of distribution in accordance with Sections 5.2 and 5.3, and the distribution election form applicable to a particular Class Year Account, which form is hereby incorporated by reference. A Participant’s In-Service Account distribution election, in addition to specifying an in-service distribution date, shall also specify the form of distribution if the Participant has a Separation From Service before the date designated for the in-service distribution. 6. Section 5.2 is hereby amended to add a new subsection (c) to read as follows: (c) Class Year Accounts. A Participant’s particular Class Year Account shall be distributed to the Participant in the manner elected by the Participant in accordance with Section 5.3 and the Participant’s distribution election form that is applicable to the particular Class Year Account, which distribution election form is hereby incorporated reference. Such distribution shall be made as soon as administratively practicable, but in no event later than sixty (60) days, after the date the Participant’s Class Year Account is to be paid pursuant to the Participant’s distribution election form that is applicable

3 to such Class Year Account. For purposes of this Section 5.2(c), if payment is to be made due to Separation from Service, the Separation from Service of a Participant with one Employer will not interrupt the continuity of participation of such Participant if, concurrently with or immediately after such separation, the Participant has not incurred a Separation From Service and otherwise in accordance with Section 7. Where a Participant provides services as a Director and as an Employee, services provided as a Director are not taken into account for purposes of determining whether the Participant has a Separation From Service as an Employee, and service provided as a Director are not taken into account for purposes of determining whether the Participant has a Separation From Service as a Director. Notwithstanding anything to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A, if any Participant who is a “specified employee” (as defined under Section 409A) on his or her date of Separation From Service, any distribution from such Participant’s applicable Class Year Account may not be made earlier than the date which is 6 months after the date of the Participant’s Separation From Service (or, if earlier, the date of death of the Participant) from the Employer, and any amounts required to be so delayed shall be paid in the form of a lump sum on the earlier of (A) the first business day following the expiration of such six-month period or (B) as soon as practicable, but in no event later than sixty (60) days, following the Participant’s death. For purposes of Section 409A, to the extent that any payment payable under the Plan is to be paid in installments, each such payment shall be treated as a separate identified payment for purposes of Section 409A. Notwithstanding any provision of the Plan to the contrary, no shares of Common Stock shall be distributed from the Participant’s Stock Account earlier than a date which is 6 months after the date of acquisition of the derivative security (as described in Rule 16b-3 under the Securities Exchange Act of 1934) related to such shares. 7. Section 5.3 is hereby amended to revise the penultimate sentence thereto to read as follows: Notwithstanding the preceding to the contrary, effective with respect to distribution elections made on and after January 1, 2020, including distribution elections made pursuant to Section 5.1 and 5.2 with respect to Class Year Accounts, a Participant who is a non-employee Director shall be permitted to elect only that benefits be paid in the form of either (a) a single lump sum payment or (b) equal annual installments over five (5) or ten (10) years.

4 IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to the Plan to be executed by its duly authorized representative this 23rd day of March, 2021. CHURCHILL DOWNS INCORPORATED By: /s/ Charles G. Kenyon Its: Senior Vice President, Human Resources 4820-8815-5103.1